UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 31, 2006

HOMEBANC CORP.

(Exact Name of Registrant as Specified in Charter)

Georgia	001-32245	20-0863067
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2002 Summit Boulevard, Suite 100, Atlanta, Georgia	30319
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 459-7400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

HBMT 2006-1 Securitization

On March 31, 2006, HomeBanc Mortgage Trust 2006-1 (the “Trust”) completed a public offering (the “Offering”) of approximately $442.16 million aggregate amount of mortgage pass-through certificates (the “Public Certificates”). HomeBanc Mortgage Corporation (“HBMC”), a wholly-owned taxable REIT subsidiary of HomeBanc Corp. (“HomeBanc”), acted as sponsor of the Trust. Certain of the Public Certificates were sold by JPMorgan Securities Inc. and Bear Stearns & Co. Inc., as underwriters. HBMC retained approximately $10.31 million aggregate amount of the Class M-1, Class M-2 and Class B-1 Certificates and the Class X Certificates, which represents the right to receive any economic residual distributions from the Trust. The Class M-2, Class B-1, Class X and Class R Certificates were not offered to the public. The Public Certificates, the certificates retained by HBMC and the Class R Certificate, which represents the REMIC residual interest, are referred to collectively as the “Certificates”.

The Certificates represent the entire undivided beneficial ownership interest in the assets of the Trust. The assets of the Trust primarily consist of four pools of conventional, first lien, adjustable-rate, residential mortgage loans (the “Mortgage Loans”) originated by HBMC. A more detailed description of the Certificates is set forth in Item 2.03 of this Current Report.

In connection with the Offering, HBMC, the Trust, and/or HMB Acceptance Corp. (“HMB Acceptance”) entered into, among other things, a Mortgage Loan Purchase Agreement; a Trust Agreement; and a Pooling and Servicing Agreement (collectively, and as more fully described in Item 9.01 of this Current Report, the “Agreements”), each dated as of March 1, 2006, copies of which are attached hereto as Exhibits 10.1, 10.2, and 10.3, respectively, and incorporated into this Item 1.01 by this reference. HMB Acceptance is a wholly owned qualified REIT subsidiary of HomeBanc.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

As described in Item 1.01 of this Current Report, on March 31, 2006, the Trust issued approximately $452.47 million of Certificates, including approximately $442.16 million of Public Certificates. Copies of the Agreements described in Item 1.01 of this Current Report are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated into this Item 2.03 by this reference.

The approximate amount of each class of Certificates issued, together with the interest rate formula and credit ratings for each class granted by S&P and Moody’s, respectively, are set forth below:

Class	Class Principal Amount	Interest Rate Formula	Initial Ratings S&P/Moody’s
1-A-1	$27,989,100	Weighted Average Net Mortgage Rate for Pool 1 minus 0.15%	AAA/Aaa
1-A-2	$3,109,900	Weighted Average Net Mortgage Rate for Pool 1 minus 0.15%	AAA/Aaa
2-A-1	$88,977,000	Weighted Average Net Mortgage Rate for Pool 2 minus 0.15%	AAA/Aaa
2-A-2	$9,886,000	Weighted Average Net Mortgage Rate for Pool 2 minus 0.15%	AAA/Aaa
3-A-1	$170,093,000	Weighted Average Net Mortgage Rate for Pool 3 minus 0.15%	AAA/Aaa
3-A-2	$54,649,000	Weighted Average Net Mortgage Rate for Pool 3 minus 0.15%	AAA/Aaa
3-A-3	$24,971,000	Weighted Average Net Mortgage Rate for Pool 3 minus 0.15%	AAA/Aaa
4-A-1	$43,583,000	Weighted Average Net Mortgage Rate for Pool 4 minus 0.15%	AAA/Aaa
4-A-2	$4,842,000	Weighted Average Net Mortgage Rate for Pool 4 minus 0.15%	AAA/Aaa
M-1	$14,065,000	Weighted Average Net Mortgage Rate for all Mortgage Pools minus 0.15%	AA/NR	(1)
M-2*	$6,073,000	Weighted Average Net Mortgage Rate for all Mortgage Pools minus 0.15%	A/NR	(1)
B-1*	$3,607,000	Weighted Average Net Mortgage Rate for all Mortgage Pools minus 0.15%	BBB/NR	(1)

(1)	The designation “NR” means that the specified rating agency will not rate the certificates of that class.
*	Classes M-2, B-1, X and R were issued but not offered.

The Certificates are secured by the Mortgage Loans originated by HBMC and held as assets of the Trust, which consist of the Mortgage Loans. The Mortgage Loans will be serviced by HBMC. HomeBanc retained approximately $10.31 million of Class M-1, M-2 and B-1 Certificates, and the Class X Certificate representing the right to receive any economic residual distributions from the Trust.

Distributions on the Certificates will be made from payments received from the Mortgage Loans held as assets of the Trust. The distribution rate of principal distributions on each class of Certificates, the aggregate amount of distributions on each class of Certificates and the yield to maturity of each class of Certificates will be related to the rate and timing of payments of principal and interest on the underlying Mortgage Loans. The final scheduled distribution date for each class of Certificates is the payment date in April 2037.

At its option, HBMC, as servicer, may purchase all of the Mortgage Loans on any distribution date following the month in which the total principal balance of the Mortgage Loans declines to less than 10% of their initial total principal balance. If the Mortgage Loans are purchased, holders of Certificates will be paid accrued interest and principal in an amount not to exceed the purchase price.

HBMC, on behalf of the Trust, intends to treat all or a portion of the assets of the Trust as multiple REMICs for federal income tax purposes. Each of the Certificates other than the Class R Certificates will represent ownership of “regular interests” in a REMIC. The Class R Certificate will be designated as the sole class of “residual interest” in each of the REMICs.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
10.1	Mortgage Loan Purchase Agreement, dated as of March 1, 2006, by and between HMB Acceptance Corp. and HomeBanc Mortgage Corporation

10.2	Trust Agreement, dated as of March 1, 2006, by and among HMB Acceptance Corp., Wilmington Trust Company and U.S. Bank National Association.

10.3	Pooling and Servicing Agreement, dated as of March 1, 2006, by and among Wilmington Trust Company, HMB Acceptance Corp., U.S. Bank National Association, Wells Fargo Bank, N.A. and HomeBanc Mortgage Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOMEBANC CORP.

/s/ Charles W. McGuire
Charles W. McGuire
Executive Vice President,
General Counsel & Secretary

Date: April 6, 2006

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Mortgage Loan Purchase Agreement, dated as of March 1, 2006, by and between HMB Acceptance Corp. and HomeBanc Mortgage Corporation

10.2	Trust Agreement, dated as of March 1, 2006, by and among HMB Acceptance Corp., Wilmington Trust Company and U.S. Bank National Association.

10.3	Pooling and Servicing Agreement, dated as of March 1, 2006, by and among Wilmington Trust Company, HMB Acceptance Corp., U.S. Bank National Association, Wells Fargo Bank, N.A. and HomeBanc Mortgage Corporation.